PIMCO Funds

Supplement Dated February 26, 2016 to the Short Duration Strategy Funds – Institutional

Class, Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R

Prospectus (the “Prospectus”), and the Statement of Additional Information (the “SAI”),

each dated July 31, 2015, each as supplemented

Reorganization of PIMCO Money Market Fund into

PIMCO Government Money Market Fund

Designation of Investment Objective as Fundamental Policy

Effective September 23, 2016, the PIMCO Government Money Market Fund is designating its investment objective as a fundamental policy. All portions of the prospectus and SAI should be read to give effect to this change. Accordingly, the “Characteristics and Risks of Securities and Investment Techniques—Changes in Investment Objectives and Policies” section in the prospectus is deleted in its entirety and replaced with the following:

The investment objectives of the PIMCO Short Asset Investment and PIMCO Treasury Money Market Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

In addition, effective September 23, 2016, the PIMCO Government Money Market Fund is added to the list following the first paragraph of the “Investment Restriction – Fundamental Investment Restrictions” section in the SAI.

Reorganization

The Board has approved the reorganization of the PIMCO Money Market Fund (the “Acquired Fund”) into the PIMCO Government Money Market Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). Under the Reorganization: (1) the assets of the Acquired Fund will be transferred to the Surviving Fund in exchange solely for shares of the Surviving Fund and the assumption of the Acquired Fund’s liabilities; and (2) the shares of the Surviving Fund received by the Acquired Fund will be distributed by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund and in cancellation of all of the Acquired Fund’s shares. The Reorganization does not require shareholder approval.

The Trust’s Board of Trustees (the “Board”), including the Trustees who are not deemed to be “interested persons” of PIMCO Funds (the “Trust”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the proposed Reorganization and determined that it is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board considered multiple factors, including, but not limited to, the Funds’ substantially similar investment objectives, principal investment strategies, principal risks, policies, restrictions and distribution schedules and the fact that the Funds are managed by the same portfolio manager. In addition, while the fees and expenses for the Funds are mostly identical, the Surviving Fund currently has lower supervisory and administrative fees as compared with corresponding share classes of the Acquired Fund, resulting in a lower total expense ratio for the Surviving Fund as compared with the Acquired Fund.

The Reorganization is expected to occur on September 23, 2016, or on such other date as determined by appropriate officers of the Trust (the “Closing Date”). Purchases of Acquired Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each Acquired Fund shareholder will become the owner of a number of full and fractional shares of the Surviving Fund of the same class of shares that the shareholder held in the Acquired Fund immediately prior to the Reorganization and will no longer own shares of the Acquired Fund. The number of full and fractional shares of the Surviving Fund an Acquired Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the Acquired Fund as of the close of business of the New York Stock Exchange on the Closing Date on a class by class basis. All issued and outstanding shares of the Acquired Fund simultaneously will be cancelled on the books of the Acquired Fund. Acquired Fund shareholders who do not wish to own Surviving Fund shares may: (1) redeem Acquired Fund shares; or (2) exchange Acquired Fund shares for shares of another series of the Trust prior to the Closing Date, as described in the Prospectus and SAI.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization. Qualification of the Reorganization as a tax-free transaction means, among other things, that no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the Acquired Fund or by the shareholders of the Acquired Fund as a result of the Reorganization, and that each shareholder’s adjusted basis for federal income tax purposes in the Surviving Fund’s shares received in the Reorganization will be the same as the shareholder’s adjusted basis immediately before the transaction in the shares of the Acquired Fund exchanged therefor.

Comparison of the Funds

This section compares certain important aspects of the Funds. It provides a summary only. For additional information about the Funds, please refer to the Prospectus and the SAI, which are available at investments.pimco.com/resources and can also be obtained by calling the Trust at 888.87.PIMCO.

Investment Objectives and Policies

The Funds’ investment objectives are identical: to seek maximum current income, consistent with preservation of capital and daily liquidity. The investment strategies of the Funds are substantially similar. Both Funds attempt to maintain a stable net asset value of $1.00 per share, although there is no assurance that either Fund will be successful in doing so. The Acquired Fund seeks to employ a diverse cash strategy consisting of a portfolio of the highest quality money market instruments in U.S. dollar denominated securities. The Surviving Fund seeks to employ a diverse cash strategy consisting of a portfolio of high quality Treasury and money market instruments in U.S. dollar denominated securities.

The Funds implement their investment strategies in a substantially similar manner, including with respect to portfolio holdings, sector allocations and number of holdings.

As of the Closing Date, the Surviving Fund’s investment objective is designated as a fundamental policy. Accordingly, as of the Closing Date, each Fund’s fundamental (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) and non-fundamental investment policies are identical in all material respects.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each corresponding class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each corresponding class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The Surviving Fund’s total annual operating expenses are less than the corresponding expenses for the Acquired Fund on a class by class basis. In addition, the Funds’ investment adviser, Pacific Investment Management Company, LLC (“PIMCO”), is subject to the same expense limitation agreement for each Fund. Each Fund has Institutional Class, Class M, Class P, Administrative Class, Class A, and Class C shares. In addition, the Surviving Fund has Class D and Class R shares. Please refer to the tables below for a comparison of the total annual operating expenses of each Fund and an explanation of the expense limitation arrangement, which is identical for each Fund.

PIMCO Money Market Fund

Annual Fund Operating Expenses

	Inst Class	Class M	Class P	Admin Class	Class A	Class C
Total Annual Fund Operating Expenses(1)	0.32%	0.32%	0.42%	0.32%	0.47%	0.47%

[1]

To maintain certain net yields for the Fund, Pacific Investment Management Company LLC (“PIMCO”) or its affiliates may temporarily and voluntary waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. Such waivers, if any, are not reflected in this table. See “Management of the Funds – Temporary Fee Waivers, Reductions and Reimbursements” in the Fund’s prospectus for additional information.

PIMCO Government Money Market Fund

Annual Fund Operating Expenses

	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Total Annual Fund Operating Expenses(1)	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%

[1]

To maintain certain net yields for the Fund, Pacific Investment Management Company LLC (“PIMCO”) or its affiliates may temporarily and voluntary waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. Such waivers, if any, are not reflected in this table. See “Management of the Funds – Temporary Fee Waivers, Reductions and Reimbursements” in the Fund’s prospectus for additional information.

The discussion above compares the current total annual operating expenses of each Fund as of March 31, 2015.

Pursuant to the Trust’s all-inclusive investment advisory contract and supervision and administration agreement with PIMCO, PIMCO will pay all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization (but not including costs incurred in connection with the purchase or sale of portfolio securities, if any). Any expenses incurred in connection with the Reorganization that may be attributable to the Surviving Fund will be borne by PIMCO.

Investors Should Retain This Supplement for Future Reference

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